Investor Presentation March 26, 2019

CAUTIONARY STATEMENT AND REGULATION G DISCLOSURE This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are all statements other than statements of historical fact, such as statements regarding projections or expectations related to the planning, financing, development, construction, completion and stabilization of Stratus’ development projects, plans to sell or refinance properties (including, but not limited to, Amarra Drive lots, Amarra Villas townhomes, West Killeen Market, the retail building at Barton Creek Village, The Saint Mary and Santal), operational and financial performance, expectations regarding future cash flows, municipal utility district reimbursements for infrastructure costs, regulatory matters, leasing activities, estimated costs and timeframes for development and stabilization of properties, liquidity, tax rates, the impact of interest rate changes, capital expenditures, financing plans, possible joint venture, partnership, strategic relationships or other arrangements, Stratus’ projections with respect to its obligations under the master lease agreements entered into in connection with the sale of The Oaks at Lakeway in 2017, other plans and objectives of management for future operations and development projects, future dividend payments and share repurchases. The words “anticipate,” “may,” “can,” “plan,” “believe,” “potential,” “estimate,” “expect,” “project,” "target," “intend,” “likely,” “will,” “should,” “to be” and any similar expressions are intended to identify those assertions as forward-looking statements. Under Stratus’ loan agreement with Comerica Bank, Stratus is not permitted to pay dividends on common stock without Comerica’s prior written consent. The declaration of dividends is at the discretion of Stratus’ Board of Directors (Board), subject to restrictions under Stratus’ loan agreement with Comerica Bank, and will depend on Stratus’ financial results, cash requirements, projected compliance with covenants in Stratus’ debt agreements, outlook and other factors deemed relevant by the Board. Stratus caution readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause Stratus’ actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, Stratus’ ability to refinance and service its debt, the availability and terms of financing for development projects and other corporate purposes, Stratus’ ability to enter into and maintain joint venture, partnership, strategic relationships or other arrangements, Stratus’ ability to effect its business strategy, including its ability to sell properties at prices the Board considers acceptable, Stratus’ ability to obtain various entitlements and permits, a decrease in the demand for real estate in the Austin, Texas area and other select markets in Texas where Stratus operates, changes in economic, market and business conditions, reductions in discretionary spending by consumers and businesses, competition from other real estate developers, hotel operators and/or entertainment venue operators and promoters, challenges associated with booking events and selling tickets and event cancellations at Stratus’ entertainment venues, the termination of sales contracts or letters of intent because of, among other factors, the failure of one or more closing conditions or market changes, Stratus’ ability to secure qualifying tenants for the space subject to the master lease agreements entered into in connection with the sale of The Oaks at Lakeway in 2017 and to assign such leases to the purchaser and remove the corresponding property from the master leases, the failure to attract customers or tenants for Stratus’ developments or such customers’ or tenants’ failure to satisfy their purchase commitments or leasing obligations, increases in interest rates and the phase out of the London Interbank Offered Rate, declines in the market value of Stratus’ assets, increases in operating costs, including real estate taxes and the cost of building materials and labor, changes in external perception of the W Austin Hotel, changes in consumer preferences, industry risks, changes in laws, regulations or the regulatory environment affecting the development of real estate, opposition from special interest groups or local governments with respect to development projects, weather-related risks, loss of key personnel, cybersecurity incidents and other factors described in more detail under the heading “Risk Factors” in Stratus’ Annual Report on Form 10-K for the year ended December 31, 2018, filed with the U.S. Securities and Exchange Commission. Investors are cautioned that many of the assumptions upon which Stratus’ forward-looking statements are based are likely to change after the forward-looking statements are made, some of which Stratus may not be able to control. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it does not intend to update its forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, business plans, actual experience, or other changes, and Stratus undertakes no obligation to update any forward-looking statements. This presentation also includes net asset value (NAV) which is not recognized under U.S. generally accepted accounting principles (GAAP). NAV estimates the market value of Stratus’ assets (“gross value”) and subtracts the book value of Stratus’ total liabilities reported under GAAP (excluding deferred financing costs presented in debt). After-tax NAV estimates the market value of Stratus’ assets (“gross value”) and subtracts the book value of Stratus’ total liabilities reported under GAAP (excluding deferred financing costs presented in debt) and estimated income taxes computed on the difference between the estimated market values and the tax basis of the assets. Stratus also presents the non-GAAP measure after-tax NAV per share, which is after-tax NAV divided by shares of Stratus’ common stock outstanding as of December 31, 2018, plus all outstanding stock options and restricted stock units. Stratus believes these measures can be helpful to investors in evaluating its business. NAV illustrates current embedded value in Stratus' real estate, which is carried on its GAAP balance sheet primarily at cost. Management uses NAV as one of the metrics in evaluating progress on Stratus' active development plan. NAV is intended to be a performance measure that should not be regarded as more meaningful than GAAP measures. Other companies may calculate this measures differently. As required by SEC Regulation G, reconciliations of Stratus' after-tax NAV to total stockholders' equity in its consolidated balance sheet is included on pages 7 and 8 of this presentation, a copy of which is available on Stratus' website, www.stratusproperties.com. Stratus recommends that you read this presentation along with Stratus’ Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC, and Stratus’ subsequent SEC filings, which include Stratus’ financial information presented in accordance with GAAP and which contain other important information regarding Stratus. 2

Estimated Net Asset Value

As of 12/31/18

#	Property	Use	Approved Entitlements					Ownership %	Value ($MMs except per share amounts)							
			Lots	Units	Square Feet	Rooms	Seats		Carrying Value (A)	Gross Value (B)	NAV (C)	Percent of Total NAV	Tax Basis (D)	Built-In Gain (E)	21% Corporate Tax (F)(O)	NAV After Tax (O)
1	Completed Commercial Property															
2	Block 21 (B) *	MU	-	-	56,643	251	3,100	100%								
3	Santal Phase I (Barton Creek) *	MF	-	236	-	-	-	100%								
4	West Killeen Market HEB (G)(H) *	R	-	-	44,493	-	-	100%								
5	Barton Creek Village (G) *	MU	-	-	22,366	-	-	100%								
6	Total Completed Commercial Property		-	236	123,502	251	3,100		$ 184.8	$ 307.6	$ 120.1	32.2%	$ 213.7	$ 93.8	$ (19.7)	$ 100.4
7	Residential and Commercial Property for Sale															
8	Amarra Homesites (Barton Creek) **	SF	38	-	-	-	-	100%								
9	Oaks at Lakeway Back Land (I) **	R	100	-	-	-	-	100%								
10	W Austin Condominium **	SF	-	1	-	-	-	100%								
11	Total Residential and Commercial Property for Sale		138	1	-	-	-		$ 19.0	$ 29.3	$ 19.3	5.2%	$ 21.4	$ 7.9	$ (1.7)	$ 17.7
12	Property Under Construction															
13	Lantana Place (Tract GR1) (H) *	R	-	-	239,376	-	-	100%								
14	Santal Phase II (Barton Creek) (H) *	MF	-	212	-	-	-	100%								
15	Jones Crossing (College Station HEB) (H) *	R	-	-	154,093	-	-	100%								
16	Circle C: The Saint Mary (H)(O) *	MF	-	240	-	-	-	63%								
17	Amarra Villas (Barton Creek) (H) **	MF	-	15	-	-	-	100%								
18	Valerio Homes (H) **	SF	-	4	-	-	-	100%								
19	Circle C: Tract 114 (CVS) (J) **	R	-	-	13,942	-	-	100%								
20	Kingwood Place (H)(O) *	R	-	-	147,354	-	-	34%								
22	Total Property Under Construction		-	471	554,765	-	-		$ 135.2	$ 198.1	$ 99.9	26.8%	$ 132.6	$ 65.5	$ (10.4)	$ 89.4
23	Property Currently Undergoing Active Planning															
24	Section N Multifamily and Commercial **	MU	-	1,412	1,560,810	-	-	100%								
25	Barton Creek Section KLO **	SF	154	-	-	-	-	100%								
26	Circle C: Tract 110 (AISD) **	O	-	-	660,985	-	-	100%								
27	Magnolia Commons HEB (Houston) **	R	-	-	351,000	-	-	100%								
28	New Caney HEB (O) **	MF	-	-	144,996	-	-	50%								
29	Total Property Currently Undergoing Active Planning		154	1,412	2,717,791	-	-		$ 77.5	$ 141.4	$ 81.6	21.9%	$ 92.3	$ 49.1	$ (10.3)	$ 71.3

STRATUS®

3

Estimated Net Asset Value

As of 12/31/18

	Property	Use	Approved Entitlements					Ownership %	Value ($MMs except per share amounts)							
			Lots	Units	Square Feet	Rooms	Seats		Carrying Value[A]	Gross Value[B]	NAV[C]	Percent of Total NAV	Tax Basis[D]	Built-In Gain[E]	21% Corporate Tax[F][O]	NAV After Tax[O]
30	Property Held for Future Use															
31	Barton Creek: Amarra Multifamily and Commercial**	MU	-	170	83,081	-	-	100%								
32	Lantana Office: Tract G04/G07**	O	-	-	160,000	-	-	100%								
33	Circle C: Tract 102**	MF	-	56	-	-	-	100%								
34	Waller and Flores**	MF	-	6	-	-	-	100%								
35	Fazio Canyons 18th Green Lot (Barton Creek)**	SF	1	-	-	-	-	100%								
36	Barton Creek Blvd./ SW Pkwy Residential (Travis Cook)**	SF	1	-	-	-	-	100%								
37	Barton Creek Blvd./ Bee Cave Road Entry Corner**	MU	-	-	5,000	-	-	100%								
38	Dessau Road**	SF	-	-	-	-	-	100%								
39	Camino Real[L][N]	MU	-	-	-	-	-	100%								
40	Total Property Held for Future Use		2	232	248,081	-	-		$ 11.4	$ 27.8	$ 16.6	4.5%	$ 12.2	$ 15.6	$ (3.3)	$ 13.3
41	Other Assets															
42	Other Non-Real Estate Assets[K]															
43	Cash															
44	MUD Reimbursables[L]															
45	Total Other Assets		-	-	-	-	-		$ 53.1	$ 58.7	$ 35.1	9.4%	$ 53.2	$ 5.5	$ (1.2)	$ 34.0
46	Grand Total		294	2,352	3,644,139	251	3,100		$ 480.9	$ 762.8	$ 372.6	100.0%	$ 525.3	$ 237.5	$ (46.5)	$ 326.1
47	Shares Outstanding (Diluted)[M]								8.239							
48	Total Per Share								$ 58.38	$ 92.59	$ 45.23		$ 63.76	$ 28.83	$ (5.65)	$ 39.58

STRATUS®

4

Footnotes SF=Single-Family MF=Multi-Family O=Office R=Retail MU=Mixed Use For * and **, see Page 9. (A) Carrying v alues as of December 31, 2018. (B) Gross Value is equal to the appraised value for all assets where an appraisal was obtained. In the cases where no appraisal was obtained, the carrying (i.e., book) value of the property is used or, if an alternative valuation method is used, it is described in a corresponding footnote below. All appraisals are dated between 10/2/18 and 3/7/19. All appraisals except Block 21 were commissioned by third party lenders. (C) See “Cautionary Statement and Regulation G Disclosure." To calculate NAV, general liabilities were allocated ratably to all assets that did not have project debt. (D) Tax basis represents preliminary carrying v alues for income tax purposes as of December 31, 2018, and are subject to change until the 2018 federal tax return is filed. (E) Built-in gain represents the excess of Gross Value over the Tax Basis for each asset. (F) The estimated after-tax NAV as of December 31, 2018 was calculated using the federal tax rate of 21% effectiv e January 1, 2018. (G) Stratus intends to explore opportunities to sell West Killeen Market and Barton Creek Village in 2019 depending on leasing progress and market conditions. (H) To estimate the value of West Killeen Market HEB, Lantana Place, Amarra Villas (Barton Creek), Valerio Homes, Santal Phase II, Circle C: The Saint Mary, Kingwood Place and Jones Crossing, we used the appraised value of the property as stabilized, as determined by an independent third-party appraisal firm, and subtracted our estimated cost to complete and HEB's profits interest in Kingwood Place and Jones Crossing. (I) Oaks at Lakeway Back Land was under contract as of December 31, 2018 and valued at its contract price less HEB's profits interest. (J) Circle C: Tract 114 (CVS) consists of three pad sites, one of which is a CVS store ground lease sold for $3.2 million in January 2019, v alued at its sale price, and two of which were valued by an independent third-party appraisal firm. (K) Includes restricted cash and deferred tax assets. (L) No third-party appraisal was obtained. (M) Includes 8.164 million shares of Stratus common stock outstanding and 0.074 million outstanding stock options and restricted stock units as of December 31, 2018. (N) The Bexar County Central Appraisal District assessed value for property tax purposes was used for Camino Real. (O) The net value and corporate tax attributable to third party ownership was deducted from the NAV and NAV After Tax. 5

Debt Detail

Debt as of 12/31/2018

($ millions)

		Commitment	Outstanding	%	% of TAV	Rate	Type
Recourse							
Construction							
Santal I, LLC	Comerica	$34.1	$32.8	11.0%	4.3%	4.70%	Float
Santal II, LLC	Comerica	$26.4	$20.1	6.7%	2.6%	5.18%	Float
Villas at Amarra Drive, LLC	Comerica	$8.0	$3.4	1.1%	0.4%	4.92%	Float
Kingwood Place	Comerica	$32.9	$6.8	2.3%	0.9%	4.88%	Float
Killeen FM 440 LLC	Southside Bank	$9.9	$6.8	2.3%	0.9%	4.76%	Float
Lantana Place, LLC	Southside Bank	$26.3	$18.7	6.3%	2.4%	4.85%	Float
Jones Crossing (College Station HEB)	Southside Bank	$36.8	$12.1	4.1%	1.6%	5.29%	Float
Total Construction		$174.4	$100.6	33.7%	13.2%	4.92%	
Permanent							
Barton Creek Village	PlainsCapital Bank	$3.3	$3.3	1.1%	0.4%	4.19%	Fixed
Total Permanent		$3.3	$3.3	1.1%	0.4%	4.19%	
Revolver							
Revolver	Comerica	$60.0	$50.2	16.8%	6.6%	6.02%	Float
Total Revolver		$60.0	$50.2	16.8%	6.6%	6.02%	
Total Recourse		$237.8	$154.1	51.7%	20.2%	5.26%	
Non-Recourse							
Block 21	Goldman Sachs	$144.2	$144.2	48.3%	18.9%	5.58%	Fixed
Total Non-Recourse		$144.2	$144.2	48.3%	18.9%	5.58%	
Total Debt *		$382.0	$298.4	100.0%	39.1%	5.42%	
Total Asset Value (TAV) **		$762.8	$762.8				
Recourse Debt, Construction, Revolver / Asset Value		31.2%	20.2%	51.7%			
Non-Recourse Debt / Asset Value		18.9%	18.9%	48.3%			
Total Debt / Asset Value		50.1%	39.1%				
Fixed Rate Debt		$147.6	$147.6	49.5%	19.3%	5.55%	
Floating Rate Debt		$234.4	$150.8	50.5%	19.8%	5.29%	

* Outstanding Total Debt represents the principal amounts of debt outstanding as of December 31, 2018.

** Total Asset Value is the Grand Total (line 46) of the Gross Value column on page 4.

STRATUS®

6

GAAP Reconciliation After-tax NAV estimates the market value of Stratus' assets (“gross value”) and subtracts the book value of Stratus' total liabilities reported under GAAP (excluding deferred financing costs presented in debt), value attributable to third party owners, estimated HEB profits interests and profit participation incentive plan awards, and estimated income taxes computed on Stratus’ share of the difference between the estimated market values and the tax basis of the assets. Stratus also presents the non-GAAP measure after-tax NAV per share, which is after-tax NAV divided by shares of its common stock outstanding as of December 31, 2018, plus all outstanding stock options and restricted stock units. The computation of Stratus' after-tax NAV uses third-party appraisals conducted by independent appraisal firms, which were primarily retained by Stratus' lenders as required under our financing arrangements. The appraisal firms represent in their reports that they employ certified appraisers with local knowledge and expertise who are MAI certified by the Appraisal Institute and/or state certified as a Certified General Real Estate Appraiser. Each appraisal states that it is prepared in conformity with the Uniform Standards of Professional Appraisal Practice and utilizes at least one of the following three approaches to value: a) the cost approach, which establishes value by estimating the current costs of reproducing the improvements (less loss in value from depreciation) and adding land value to it; b) the income capitalization approach, which establishes value based on the capitalization of the subject property’s net operating income; and/or c) the sales comparison approach, which establishes value indicated by recent sales of comparable properties in the market place. One or more of the approaches may be selected by the appraiser depending on its applicability to the property being appraised. To the extent more than one approach is used, the appraiser performs a reconciliation of the indicated values to determine a final opinion of value for the subject property. Significant professional judgment is exercised by the appraiser in determining which inputs are used, which approaches to select, and the weight given to each selected approach in determining a final opinion as to the appraised value of the subject property. We are a diversified real estate company and our portfolio of real estate assets includes commercial, hotel, and entertainment properties, as well as multi- and single-family residential real estate properties. Consequently, each appraisal is unique and certain factors reviewed and evaluated in each appraisal may be particular to the nature of the property being appraised. However, in performing their analyses, the appraisers generally (i) performed site visits to the properties, (ii) performed independent inspections and/or surveys of the market area and neighborhood, (iii) performed a highest and best use analysis, (iv) reviewed property-level information, including, but not limited to, ownership history, location, availability of utilities, topography, land improvements and zoning, and (v) reviewed information from a variety of sources about regional market data and trends applicable to the property being appraised. Depending on the valuation approach utilized, the appraisers may have used one or more of the following: the recent sales prices of comparable properties; market rents for comparable properties; operating and/or holding costs of comparable properties; and market capitalization and discount rates. The appraisals of the specified properties are as of the dates so indicated, and the appraised value may be different if prepared as of a current date. As noted above, the appraisers utilize significant professional judgment in determining the appraisal methodology best suited to a particular property and the weight afforded to the various inputs considered, which could vary depending on the appraiser’s evaluation of the property being appraised. Moreover, the opinions expressed in the appraisals are based on estimates and forecasts that are prospective in nature and subject to certain risks and uncertainties. Events may occur that could cause the performance of the properties to materially differ 7

GAAP Reconciliation from the estimates utilized by the appraiser, such as changes in the economy, interest rates, capitalization rates, the financial strength of certain tenants, and the behavior of investors, lenders and consumers. Additionally, in some situations, the opinions and forecasts utilized by the appraiser may be partly based on information obtained from third party sources, which information neither we nor the appraiser verifies. We review the appraisals to confirm that the information provided by Stratus to the appraiser is accurately reflected in the appraisal, but we do not validate the methodologies, inputs and professional judgment utilized by the certified appraiser. The appraised values may not represent fair value, as defined under GAAP. After-tax NAV and after-tax NAV per share may not be equivalent to the enterprise value of Stratus or an appropriate trading price for our common stock for many reasons, including but not limited to the following: (1) income taxes included may not reflect the actual tax amounts that will be due upon the ultimate disposition of the assets; (2) components were calculated as of the dates specified and calculations as of different dates are likely to produce different results; (3) opinions are likely to differ regarding appropriate capitalization rates; and (4) a buyer may pay more or less for Stratus or its real estate assets as a whole than for the sum of the components used to calculate after-tax NAV. Accordingly, after-tax NAV per share is not a representation or guarantee that Stratus' common stock will or should trade at this amount, that a stockholder would be able to realize this amount in selling Stratus' shares, that a third party would offer the after-tax NAV per share in an offer to purchase all or substantially all of Stratus' common stock, or that a stockholder would receive distributions per share equal to the after-tax NAV per share upon Stratus’ liquidation. Investors should not rely on theafter-tax NAV per share as being an accurate measure of the current fair market value of Stratus' common stock. Management strongly encourages investors to review Stratus' consolidated financial statements and publicly filed reports in their entirety. Below is a reconciliation of Stratus' after-tax NAV to the most comparable GAAP measure, total stockholders' equity. Stratus Properties Inc. Reconciliation of Net Asset Value After Tax to Total Stockholders' Equity December 31, 2018 (In millions) Net Asset Value After Tax as of December 31, 2018$ 326.1 Less: Gross Value of assets (762.8) Add: Deferred financing costs presented in total debt 2.8 21% Corporate Tax on Built-in Gain 46.5 Value attribuable to third party ownership 32.0 Estimated HEB profits interests and profit participation awards 5.5 Rounding 0.1 Total Liabilities as of December 31, 2018 (349.8) Add: Total Assets as of December 31, 2018 496.5 Less: Noncontrolling interest in subsidiaries (22.7) Total Stockholders' Equity as of December 31, 2018$ 124.0 8

Key Appraisal Inputs Range In Values Weighted Average * Projects Appraised Primarily Using Income Capitalization Approach Terminal Capitalization Rate 5.00% to 9.00% 6.36% Discount Rate 6.00% to 7.75% 5.61% ** Projects Appraised Primarily Using Sales Comparison Approach Value per Land Square Foot $0.69 to $103.91 $2.55 Value per Entitled Commercial Square Foot $13.65 to $44.37 $25.13 Value per Residential Square Foot $410 to $1,035 $476 Value per Entitled Multifamily Unit $16,148 to $64,286 $33,469 Value per Residential Lot $100,000 to $4,190,000 $788,686 9

Sensitivity Analysis Increase or Increase or (Decrease) in (Decrease) in Total After-Tax NAV After-Tax NAV Per Estimated 12/31/18 Estimated 12/31/18 ($MMs) Share After-Tax NAV After-Tax NAV Per ($MMs) Share Estimated After-Tax $326.1 N/A $39.58 N/A NAV at 12/31/18 After-Tax NAV with 10% I ncrease in Estimated Gross Value $378.8 $52.7 $45.98 $6.40 of Each Specified Property After-Tax NAV with 10% Decrease in Estimated Gross Value $273.4 ($52.7) $33.18 ($6.40) of Each Specified Property 10